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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Comdial Corporation (the "Company") on Form 10-K/A Amendment No. 2 for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth M. Clinebell, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated:  April 4, 2003             By: /s/ Kenneth M. Clinebell
                                     --------------------------------------
                                      Kenneth M. Clinebell
                                      Senior Vice President and Chief Financial
                                      Officer